				Deal Summary Report							CSFB05-10G3BBG

				Assumptions							Collateral
Settlement	31-Oct-05	Prepay		100 PPC					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Nov-05	Default		0 CDR				$121,465,968.59		5.95	357	3	3.83	3.12
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
3N1	10,000,000.00	5.5	11/10 - 07/35	10.11		0	0	Interp			45.83	0	1-Oct-05	FIX
3A2	20,288,000.00	5.5	11/05 - 04/11	3.42		0	0	Interp			92.99	0	1-Oct-05	FIX
3A1	71,932,000.00	5.5	11/05 - 03/10	1.88		0	0	Interp			329.69	0	1-Oct-05	FIX
3L1	13,780,000.00	5.5	04/11 - 07/35	7.6		0	0	Interp			63.16	0	1-Oct-05	FIX
3B1	5,465,968.59	5.5	11/10 - 07/35	10.11	7.36	5.7	121	Interp	98-20.00	3985.24	25.05	5.416	1-Oct-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 4.107 4.251 4.283 4.340 4.487 4.708 4.567 4.679 4.731 4.799 4.967 5.192

CSFB05-10G3BBG - Dec - 3A2

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	87	87	87	87
25-Oct-07	100	75	75	75	43
25-Oct-08	100	62	62	28	0
25-Oct-09	100	50	50	0	0
25-Oct-10	100	37	16	0	0
25-Oct-11	100	24	0	0	0
25-Oct-12	100	12	0	0	0
25-Oct-13	100	0	0	0	0
25-Oct-14	100	0	0	0	0
25-Oct-15	97	0	0	0	0
25-Oct-16	84	0	0	0	0
25-Oct-17	72	0	0	0	0
25-Oct-18	59	0	0	0	0
25-Oct-19	46	0	0	0	0
25-Oct-20	34	0	0	0	0
25-Oct-21	21	0	0	0	0
25-Oct-22	9	0	0	0	0
25-Oct-23	0	0	0	0	0

WAL	13.74	3.99	3.42	2.43	1.82
Principal Window	Aug15-Jul23	Nov05-Oct13	Nov05-Apr11	Nov05-Mar09	Nov05-Mar08

LIBOR_1MO	3.9	3.9	3.9	3.9	3.9
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G3BBG - Dec - 3A1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	87	70	53	36
25-Oct-07	100	72	41	14	0
25-Oct-08	100	60	20	0	0
25-Oct-09	100	49	5	0	0
25-Oct-10	100	40	0	0	0
25-Oct-11	100	34	0	0	0
25-Oct-12	100	29	0	0	0
25-Oct-13	100	25	0	0	0
25-Oct-14	100	19	0	0	0
25-Oct-15	100	14	0	0	0
25-Oct-16	99	10	0	0	0
25-Oct-17	99	5	0	0	0
25-Oct-18	98	2	0	0	0
25-Oct-19	97	0	0	0	0
25-Oct-20	95	0	0	0	0
25-Oct-21	93	0	0	0	0
25-Oct-22	91	0	0	0	0
25-Oct-23	87	0	0	0	0
25-Oct-24	81	0	0	0	0
25-Oct-25	74	0	0	0	0
25-Oct-26	67	0	0	0	0
25-Oct-27	59	0	0	0	0
25-Oct-28	51	0	0	0	0
25-Oct-29	42	0	0	0	0
25-Oct-30	33	0	0	0	0
25-Oct-31	23	0	0	0	0
25-Oct-32	13	0	0	0	0
25-Oct-33	2	0	0	0	0
25-Oct-34	0	0	0	0	0

WAL	22.56	4.97	1.88	1.17	0.86
Principal Window	Aug15-Dec33	Nov05-May19	Nov05-Mar10	Nov05-May08	Nov05-Jul07

LIBOR_1MO	3.9	3.9	3.9	3.9	3.9
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G3BBG - Dec - 3L1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	100	100	100	100
25-Oct-07	100	100	100	100	100
25-Oct-08	100	100	100	100	31
25-Oct-09	100	100	100	50	0
25-Oct-10	100	100	100	0	0
25-Oct-11	100	100	76	0	0
25-Oct-12	100	100	44	0	0
25-Oct-13	100	100	25	0	0
25-Oct-14	100	100	16	0	0
25-Oct-15	100	100	12	0	0
25-Oct-16	100	100	9	0	0
25-Oct-17	100	100	6	0	0
25-Oct-18	100	100	5	0	0
25-Oct-19	100	92	3	0	0
25-Oct-20	100	78	3	0	0
25-Oct-21	100	66	2	0	0
25-Oct-22	100	55	1	0	0
25-Oct-23	100	46	1	0	0
25-Oct-24	100	38	1	0	0
25-Oct-25	100	31	*	0	0
25-Oct-26	100	25	*	0	0
25-Oct-27	100	20	*	0	0
25-Oct-28	100	16	*	0	0
25-Oct-29	100	12	*	0	0
25-Oct-30	100	9	*	0	0
25-Oct-31	100	7	*	0	0
25-Oct-32	100	4	*	0	0
25-Oct-33	100	3	*	0	0
25-Oct-34	48	1	*	0	0
25-Oct-35	0	0	0	0	0

WAL	28.99	18.56	7.6	4.07	2.86
Principal Window	Dec33-Jul35	May19-Jul35	Apr11-Jul35	Mar09-Aug10	Mar08-Mar09

LIBOR_1MO	3.9	3.9	3.9	3.9	3.9
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G3BBG - Dec - 3N1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	100	100	100	100
25-Oct-07	100	100	100	100	100
25-Oct-08	100	100	100	100	100
25-Oct-09	100	100	100	100	48
25-Oct-10	100	100	100	89	0
25-Oct-11	100	96	92	44	0
25-Oct-12	100	91	83	19	0
25-Oct-13	100	85	70	7	0
25-Oct-14	100	77	56	2	0
25-Oct-15	99	67	43	2	0
25-Oct-16	97	57	31	1	0
25-Oct-17	94	49	23	1	0
25-Oct-18	91	42	17	*	0
25-Oct-19	87	35	12	*	0
25-Oct-20	84	30	9	*	0
25-Oct-21	80	25	7	*	0
25-Oct-22	76	21	5	*	0
25-Oct-23	72	17	3	*	0
25-Oct-24	68	14	2	*	0
25-Oct-25	63	12	2	*	0
25-Oct-26	58	10	1	*	0
25-Oct-27	53	8	1	*	0
25-Oct-28	48	6	1	*	0
25-Oct-29	42	5	*	*	0
25-Oct-30	35	3	*	*	0
25-Oct-31	29	3	*	*	0
25-Oct-32	22	2	*	*	0
25-Oct-33	14	1	*	*	0
25-Oct-34	6	*	*	*	0
25-Oct-35	0	0	0	0	0

WAL	21.71	13.07	10.11	6.18	4.06
Principal Window	Aug15-Jul35	Nov10-Jul35	Nov10-Jul35	Aug10-Jul35	Mar09-Oct10

LIBOR_1MO	3.9	3.9	3.9	3.9	3.9
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G3BBG - Dec - 3B1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	100	100	100	100
25-Oct-07	100	100	100	100	100
25-Oct-08	100	100	100	100	100
25-Oct-09	100	100	100	100	100
25-Oct-10	100	100	100	100	98
25-Oct-11	100	96	92	88	51
25-Oct-12	100	91	83	73	26
25-Oct-13	100	85	70	56	14
25-Oct-14	100	77	56	39	7
25-Oct-15	99	67	43	25	4
25-Oct-16	97	57	31	16	2
25-Oct-17	94	49	23	10	1
25-Oct-18	91	42	17	6	*
25-Oct-19	87	35	12	4	*
25-Oct-20	84	30	9	2	*
25-Oct-21	80	25	7	1	*
25-Oct-22	76	21	5	1	*
25-Oct-23	72	17	3	1	*
25-Oct-24	68	14	2	*	*
25-Oct-25	63	12	2	*	*
25-Oct-26	58	10	1	*	*
25-Oct-27	53	8	1	*	*
25-Oct-28	48	6	1	*	*
25-Oct-29	42	5	*	*	*
25-Oct-30	35	3	*	*	*
25-Oct-31	29	3	*	*	*
25-Oct-32	22	2	*	*	*
25-Oct-33	14	1	*	*	*
25-Oct-34	6	*	*	*	*
25-Oct-35	0	0	0	0	0

WAL	21.71	13.07	10.11	8.73	6.52
Principal Window	Aug15-Jul35	Nov10-Jul35	Nov10-Jul35	Nov10-Jul35	Oct10-Jul35

LIBOR_1MO	3.9	3.9	3.9	3.9	3.9
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G3BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	90	80	70	60
25-Oct-07	100	79	61	45	31
25-Oct-08	100	70	46	29	16
25-Oct-09	100	61	35	18	8
25-Oct-10	100	54	27	12	4
25-Oct-11	100	48	20	8	2
25-Oct-12	100	42	15	5	1
25-Oct-13	100	37	12	3	1
25-Oct-14	100	32	9	2	*
25-Oct-15	99	28	7	1	*
25-Oct-16	97	24	5	1	*
25-Oct-17	94	21	4	*	*
25-Oct-18	91	18	3	*	*
25-Oct-19	87	15	2	*	*
25-Oct-20	84	13	1	*	*
25-Oct-21	80	11	1	*	*
25-Oct-22	76	9	1	*	*
25-Oct-23	72	7	1	*	*
25-Oct-24	68	6	*	*	*
25-Oct-25	63	5	*	*	*
25-Oct-26	58	4	*	*	*
25-Oct-27	53	3	*	*	*
25-Oct-28	48	3	*	*	*
25-Oct-29	42	2	*	*	*
25-Oct-30	35	1	*	*	*
25-Oct-31	29	1	*	*	*
25-Oct-32	22	1	*	*	*
25-Oct-33	14	*	*	*	*
25-Oct-34	6	*	*	*	*
25-Oct-35	0	0	0	0	0

WAL	21.71	7.38	3.83	2.46	1.76
Principal Window	Aug15-Jul35	Nov05-Jul35	Nov05-Jul35	Nov05-Jul35	Nov05-Jul35

LIBOR_1MO	3.9	3.9	3.9	3.9	3.9
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.